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                                                                  EXHIBIT 23.1-B

                          CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 10, 1998 (except Note 14, as to which the date is September 15, 1996) in Amendment 1 to the Registration Statement (Form S-4 No. 333-63641) and the related Prospectus of Classic Communications, Inc. dated September 17, 1998.

                                        /s/ ERNST & YOUNG LLP

Austin, Texas
November 6, 1998